UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022

Emclaire Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34527	25-1606091

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

612 Main Street Emlenton, Pennsylvania	16373

(Address of principal executive offices)	(Zip Code)

(724) 867-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.25 per share	EMCF	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 21, 2022, Farmers National Banc Corp. (“Farmers”), first sent to the shareholders of Emclaire Financial Corp. (“Emclaire”) a Cover Letter, Election Form and Letter of Transmittal and Instructions to Election Form and Letter of Transmittal (collectively, the “Exchange Agent Documents”) in connection with the proposed merger of Emclaire with and into FMNB Merger Subsidiary V, LLC, a wholly-owned subsidiary of Farmers (“Merger Sub”), (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of March 23, 2022, by and among Farmers, Merger Sub and Emclaire (the “Merger Agreement”). Copies of the forms of the Exchange Agent Documents are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

On July 27, 2022, Farmers and Emclaire issued a joint press release announcing the election deadline for Emclaire shareholders to elect the form of Merger consideration they wish to receive in the Merger. A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.4 and is incorporated herein by reference.

Important Additional Information About the Merger.

In connection with the proposed Merger, Farmers has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a proxy statement of Emclaire and a prospectus of Farmers, as well as other relevant documents concerning the proposed transaction. The proxy statement/prospectus included in the Registration Statement on Form S-4 should not be read alone, but should be read in conjunction with the other information regarding Farmers, Emclaire, the Merger Agreement and the proposed Merger that is contained in, or incorporated by reference into, the Registration Statement on Form S-4.

SHAREHOLDERS OF EMCLAIRE AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS INCLUDED IN THE EFFECTIVE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS THAT EITHER FARMERS OR EMCLAIRE HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FARMERS, EMCLAIRE, AND THE PROPOSED MERGER.

Investors and security holders may obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by Farmers or Emclaire through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers will be available free of charge on Farmers website at https://www.farmersbankgroup.com or may be obtained from Farmers by written request to Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, Attention: Investor Relations. Copies of the documents filed or to be filed with the SEC by Emclaire may be obtained without charge from Emclaire by written request to Emclaire Financial Corp., 612 Main Street, Emlenton, Pennsylvania 16373, Attention: Jennifer A. Poulsen, Secretary.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of Farmers and Emclaire and other persons may be deemed to be participants in the solicitation of proxies from Emclaire shareholders with respect to the proposed Merger. Information regarding the directors of Farmers is available in its proxy statement filed with the SEC on March 17, 2022 in connection with its 2022 Annual Meeting of Shareholders and information regarding the executive officers of Farmers is available in its Form 10-K filed with the SEC on March 9, 2022. Information regarding the directors and executive officers of Emclaire is available in its Form 10-K filed with the SEC on March 16, 2022 and other documents filed by Emclaire with the SEC. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Cover Letter

99.2	Election Form and Letter of Transmittal

99.3	Instructions to Election Form and Letter of Transmittal

99.4	Joint Press Release, dated June 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ William C. Marsh
William C. Marsh
Chairman, President and Chief Executive Officer

Date: June 27, 2022